UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

Frederick County Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

9 North Market Street, Frederick, Maryland 21701

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (301) 620-1400

N/A

Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 17, 2012, the Registrant changed the base salary for Martin S. Lapera, President and Chief Executive Officer of the Company from $230,000 to $236,919 and the base salary for William R. Talley, Jr., Executive Vice President, Chief Financial Officer and Chief Operating Officer from $176,000 to $181,280.  In addition, the Registrant also granted 10,000 and 7,500 options to purchase shares of the Company’s common stock at a price of $11.10 to Mr. Lapera and Mr. Talley, respectively.  The options have a term of ten (10) years and vest 30% on the date of grant, 30% on April 17, 2013 and 40% on April 17, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.
(Registrant)

By:	/s/ William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President,
Chief Financial Officer and Chief Operating Officer
(Principal Accounting Officer)

Dated:  April 18, 2012